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                                   STATE OF ALASKA

                        THE ALASKA PUBLIC UTILITIES COMMISSION


Before Commissioners:                                      Sam Cotten, Chairman
                                                                    Don Schroer
                                                                Alyce A. Hanley
                                                             Dwight D. Ornquist
                                                                       Tim Cook

In the Matter of the Application for   )
Transfer to GCI CABLE, INC.; GCI       )             U-96-43
CABLE/FAIRBANKS, INC.; and GCI         )
CABLE/JUNEAU, INC., Certificate of     )             ORDER NO. 1
Public Convenience and Necessity       )
Nos. 143, 144, 156, 157, 158, 164,     )
168, 191, 245, 246, 252, 261, 287,     )
367, and 401(1) To Operate at Tele-    )
communications (Cable Television)      )
Public Utilities                       )
                                       )

                  ORDER APPROVING TRANSFER UPON CLOSING, SUBJECT TO
                          CONDITIONS, AND REQUIRING FILINGS

BY THE COMMISSION:


__________________
     (1) Certificate of Public Convenience and Necessity (Certificate) Nos. 143 and 144 are held by KETCHIKAN-SITKA CABLEVISION, INC. (KSCI); Certificate No. 156 is held by ALASKAN CABLE NETWORK/JUNEAU, INC. d/b/a ALASKAN CABLE NETWORK (Alaskan Cable); Certificate Nos. 157, 158, 164, 168, 191, and 245 are held by ALASKA CABLEVISION, INC. (ACVI); Certificate Nos. 246, 261, and 287 are held by
PRIME CABLE OF ALASKA, L.P. (Prime); see orig,[    ] Certificate No. 367 is held
by MCCAW/ROCK SEWARD CABLE SYSTEM d/b/a SEWARD CABLEVISION (MCCAW/RII); and Certificate No. 401 is held by MCCAW/ROCK HOMER CABLE SYSTEM d/b/a HOMER CABLEVISION (MCCAW/Rock).

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     On May 23, 1996, GCI Cable, Inc. (GCICI); GCI Cable/Fairbanks, Inc.
(GCICF); and GCI Cable/Juneau, Inc. (GCICJ),(2) (collectively, GCI Cable) filed a consolidated application to transfer to them the Certificates from the existing Certificate holders shown below.

Certificate Number Area Served              Transferor     Transferee
-------------------------------------------------------------------------
246                Bethel                   Prime          GCICI
261                Anchorage
287                Kenai/Soldotna

144                Ketchikan                KSCI
143                Sitka


158                Wrangell/Petersburg      ACVI
157                Cordova
191                Valdez
168                Kodiak
164                Nome
245                Kotzebue

401                Homer                    McCaw/Rock
-------------------------------------------------------------------------
367                Seward                   McCaw/RII
-------------------------------------------------------------------------
252                Fairbanks                ACNI           GCICF
-------------------------------------------------------------------------
156                Juneau                   Alaskan Cable  GCICJ
-------------------------------------------------------------------------

         Notice of the application was issued on June 17, 1996, with a closing date of July 18, 1996, for the submission of statements in favor of, or in opposition to, the application. Responses to the notice were received from Dr. Thomas Brewer, Provost, University of Alaska Anchorage; Robert P. Penzenik, Chairman, Institutional Users Consortium and Supervisor, Audio Visual & Related Services, Anchorage School District; Tom Mempton, Facility Manager, Anchorage Municipal Libraries; and the Municipality of Anchorage d/b/a Anchorage Telephone Utility a/k/a ATU Telecommunications.

_______________________
    (2) GCICI, GCICF, and GCICJ are newly formed corporations wholly owned by GCI Communication Corp. d/b/a General Communication, Inc., and GCI and "sister" corporation GCI Communication Corp.

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    On September 18, 1996, the Commission Staff (Staff) submitted its analysis and recommendation (Report)(3) regarding the application and filings in this proceeding. Staff's Report sets out in detail the history of the proceeding and Staff's findings and recommendations regarding disposition of the application.(4) A copy of Staff's Report is attached to this Order as an Appendix.

    Staff concluded that GCI Cable, based on its application, has demonstrated that it is fit, willing, and able to operate the transferred cable television systems and that the proposed transfers are affirmatively consistent with the public interest. Thus, Staff recommended that the following transfers be approved effective upon GCI Cable's final closing of the acquisitions:

    1)   Certificate No. 252 from ACNI to GCICF;
    2)   Certificate No. 156 from Alaskan Cable to GCICJ;
    3)   Certificate Nos. 246, 261, and 287 from Prime to GCICI;
    4)   Certificate Nos. 144 and 143 from KSCI to GCICI;
    5)   Certificate Nos. 157, 158, 164, 168, 191, and 242 from ACVI to GCICI;
    6)   Certificate No. 401 from McCaw/Rock to GCICI; and
    7)   Certificate No. 367 from McCaw/RII to GCICI.

In addition, Staff recommended that GCICJ be required to file an adoption notice and, later, a separate tariff in its own name. Additionally, Staff recommended that GCICI, GCICJ, and GCICF each file, by March 15th of every year, an income statement and balance sheet for its respective operation.

                                      DISCUSSION

    Based on its review of the record in this proceedings, the Commission concurs with Staff's recommendation that the proposed transfers are affirmatively consistent with the public interest and that GCICI, GCICJ, and GCICF are fit, willing, and able to operate the cable

____________________
    (3) The Commission notes that n. 2 at p. 8 of Staff's Report contains an incorrect cite. In Staff's Report, the cite to "47 U.S.C. 541(b)(3)(B)" should be changed to "Sect. 303(a) of the telecommunications Act of 1996, Pub. L. No. 104-104, 56 Stat. 110, February 8, 1996."

    (4) Staff's Report includes a detailed discussion of the comments received in this proceeding and GCI Cable's response to those comments, and that discussion will not be reiterated in this Order.


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television systems proposed to be transferred to each. In addition, the
Commission concurs with Staff's recommendation that GCICJ should be required to file an adoption notice and, later, a separate tariff in its own name and that GCICI, GCICJ, and GCICF should each be required to file annual income and balance sheets for each respective telecommunications operation.

    Accordingly, the Commission will grant GCI Cable's application for transfer of the certificates effective upon the closing of the acquisitions. The Commission will also require GCICJ to file an adoption notice and, later, a separate tariff in its own name and will require GCICI, GCICJ, and GCICF to each file annual income statements and balance sheets.

    The Commission has further determined that as a condition of approval of the transfers herein GCI Cable shall be obligated to terms and conditions similar to those delineated in ordering Paragraphs G and H of Order U-85-62-(3), dated March 26, 1986,(5)updated to include the current available cable channels. Those Ordering Paragraphs defined the provision of channel capacity for public, education, and governmental use in that proceeding. While Order U-85-62(3) was directed only to Certificate Nos. 261 and 287, the Commission will require GCI Cable to continue to provide the same level of public, education, and governmental use required of each Certificate under previous Commission orders.

    Staff's Report is incorporated herein by reference and adopted as the Commission's findings of fact and conclusions of law.

                                        ORDER
THE COMMISSION FURTHER ORDERS:

    1) The application by GCI Cable, Inc., GCI Cable/Fairbanks, Inc., and GCI Cable/Juneau, Inc., to transfer Certificate of Public Convenience and Necessity No. 252 from Alaskan Cable Network, Inc., to GCI Cable/Fairbanks, Inc.; Certificate of Public Convenience and Necessity No. 156 from Alaskan Cable Network/Juneau, Inc. to GCI Cable/Juneau, Inc.

__________________
    (5) That Order was issued in the proceeding entitled: In the Matter of the Application for Transfer of Certificates of Public Convenience and Necessity Nos. 261 and 287 to Operate as a Telecommunications (Cable television) Public Utility from MULTIVISIONS, LTD., and from INLETVISIONS, INC., to SONIC CABLE TELEVISION OF ALASKA, INC.

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Certificate of Public Convenience and Necessity Nos. 246, 261 and 287 from Prime
Cable of Alaska, L.P., to GCI Cable, Inc.; Certificate of Public Convenience and Necessity Nos. 143 and 144 from Ketchikan-Sitka Cablevision, Inc., to GCI Cable, Inc.; Certificate of Public Convenience and Necessity Nos. 157, 158, 164, 168, 191, and 245 from Alaska Cablevision, Inc., to GCI Cable, Inc.; Certificate of Public Convenience and Necessity No. 401 from McCaw/Rock Homer Cable system to GCI Cable, Inc.; and Certificate of Public Convenience and Necessity No. 367 from McCaw/Rock Seward Cable System to GCI Cable, Inc., is approved effective upon closing of the acquisitions.

    2) The public, education, and governmental use obligations previously imposed by the Commission upon the Certificates of Public Convenience and Necessity delineated in Ordering Paragraph No. 1 of this Order are transferred to GCI Cable, Inc., GCI Cable/Fairbanks, Inc., and GCI Cable/Juneau, Inc., and those entities shall continue to provide service under the same conditions as required by previous Commission Orders regarding those enumerated Certificates of Public Convenience and Necessity.

    3) Upon closing of the acquisition of Alaskan Cable Network/Juneau, Inc., GCI Cable/Juneau, Inc., shall file an adoption notice and, within ninety days after filing that adoption notice, shall file a separate tariff in its own name.

    4) GCI Cable, Inc.; GCI Cable/Fairbanks, Inc.; and GCI Cable/Juneau, Inc.; each shall file by March 15, 1997, and by March 15th of each year thereafter, its income statement and a balance sheet for its respective telecommunications (cable television) public utility operations.

    5) By 4 p.m., October 23, 1996, Ketchikan-Sitka Cablevision, Inc.; Alaskan Cable Network/Juneau, Inc. d/b/a Alaskan Cable Network; Alaska Cablevision, Inc.; Prime Cable of Alaska, L.P.; Alaskan Cable Network, Inc.; McCaw/Rock Seward Cable System d/b/a Seward Cablevision; McCaw/Rock Home Cable System d/b/a Homer Cablevision; each shall return to the Commission the parchments of Certificate of Public Convenience and Necessity Nos. 143, 144, 156, 157, 158, 164, 168, 191, 245, 246, 261, 287, 252, 367, and 401,
respectively.

DATED AND EFFECTIVE at Anchorage, Alaska, this 23rd day of September, 1996.

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                            BY DIRECTION OF THE COMMISSION
                            (Commissioner Alyce A. Hanly,
                                 not participating.)